UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT




                          PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): April 22, 2003



                             The Ziegler Companies, Inc.
                 (Exact name of Registrant as specified in its charter)



         Wisconsin                    1-1-10854               39-1148883
(State or other jurisdiction       (Commission File        (I.R.S. Employer
    (of incorporation)                 Number)             Identification No.)



                               250 East Wisconsin Avenue
                              Milwaukee, Wisconsin  53202

                 (Address of principal executive offices) (Zip code)

          Registrant's telephone number, including area code: (414) 277-4400

ITEM 7.     Financial Statements and Exhibits

     (c)    Exhibits

  Exhibit Number                                 Description

  99.1 Press Release dated April 22, 2003, entitled "Ziegler announces first quarter financial results, declares dividend"



ITEM 9.     Regulation FD Disclosure

     On April 22, 2003, The Ziegler Companies, Inc. issued a press release announcing its preliminary financial results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          The Ziegler Companies, Inc.
                                          (Registrant)



Date: April 23, 2003                      By:  /s/ Gary P. Engle
                                               Gary P. Engle
                                               Senior Vice President and
                                               Chief Financial Officer
                                          (Duly authorized to sign on behalf
                                           of the Registrant)